UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. [ ])

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PAX WORLD FUNDS SERIES TRUST I

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PAX GROWTH FUND

a series of

PAX WORLD FUNDS SERIES TRUST I
30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of the Pax Growth Fund (the “Fund”), a series of Pax World Funds Series Trust I (the “Trust”). The Meeting is scheduled for June 15, 2016. If you are a shareholder of record of the Fund as of the close of business on April 1, 2016, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

At the Meeting, shareholders of the Fund will be asked to approve an investment sub-advisory agreement (the “Agreement”) between Pax World Management LLC (the “Adviser”), the investment adviser to the Fund, and Aperio Group, LLC (“Aperio”), the proposed investment sub-adviser to the Fund (the “Proposal”). Aperio is a leading practitioner of so-called factor-based or smart beta investing – a term that refers to systematic strategies that weight securities based on fundamental factors (rather than market capitalization) that have demonstrated the capacity to add value over the long term – with approximately $13.5 billion in assets under management, $2.5 billion of which is in smart beta strategies. In an effort to improve the investment process and potential returns of the Fund, the Adviser has recommended and the Fund’s Board of Trustees (the “Board”) has approved changes to the Fund’s principal investment strategies to permit the Fund to follow a strategic beta strategy that weights stocks based on certain “quality” factors including profitability, consistency of earnings and risk (i.e., the historic volatility of a security relative to the overall market), as well as valuation, combined with Pax World’s proprietary environmental, social and governance (“ESG”) rating system, to be effective following shareholder approval of the proposed sub-advisory agreement.

The Board of Trustees of Pax World Funds Series Trust I (the “Board”) has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as described in the proxy statement.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by touch-tone telephone, through the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call the Fund’s proxy solicitor, Computershare Inc., operating under the name of Computershare Fund Services (“Computershare”), toll-free at (866) 612-1829.

Sincerely,

/s/ Joseph F. Keefe
Joseph F. Keefe
Chief Executive Officer

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

PAX GROWTH FUND

a series of

PAX WORLD FUNDS SERIES TRUST I
30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON June 15, 2016

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Pax Growth Fund (the “Fund”), a series of Pax World Funds Series Trust I (the “Trust”), will be held at 30 Penhallow Street, Floor 2, Portsmouth, NH 03801 on June 15, 2016, at 10:00 a.m. Eastern time.

At the Meeting, shareholders of record of the Fund (“Shareholders”) will be asked to approve an investment sub-advisory agreement (the “Agreement”) between Pax World Management LLC (the “Adviser”), the investment adviser to the Fund, and Aperio Group, LLC (“Aperio”) and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of the Fund at the close of business on April 1, 2016 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on June 15, 2016.

The proxy statement is available at www.proxy-direct.com/pax-27714.

By Order of the Board of Trustees,

/s/ Joseph F. Keefe
Joseph F. Keefe
Chief Executive Officer

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of the Pax Growth Fund (the “Fund”), a series of Pax World Funds Series Trust I (the “Trust”).

QUESTIONS AND ANSWERS

Q. Will the proposed sub-advisory agreement affect the expenses of the Fund?

A.
As discussed in more detail below, the Adviser has agreed to reduce its advisory fees from the Fund if the Agreement is approved from the current annual rate of 0.75% of the Fund’s average net assets to 0.65% of net assets and to change the fee structure of the Fund so that the new, lower advisory fee would be a unified fee.* These changes would result in the overall expenses of the Fund (or Net Annual Fund Operating Expenses) changing from the rate of 0.99% (institutional class) and 1.24% (individual class) of the Fund’s average net assets for the last fiscal year to a lower annual rate of 0.65% (institutional class) and 0.90% (individual class) of net assets, which would reduce the expenses borne by Fund shareholders by approximately 0.34%, as a percentage of average net assets.

*The management fee would be a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

Q. Why am I being asked to vote on an investment sub-advisory agreement for the Fund?

A.
Aperio Group, LLC (“Aperio”) is a leading practitioner of factor-based or smart beta investing with approximately $13.5 billion in assets under management, $2.5 billion of which are in smart (or strategic) beta strategies, which are strategies wherein a portfolio of securities is overweighted or tilted toward certain factors (e.g., quality, low volatility, momentum) in an effort to mitigate risk and/or deliver above-market returns. In an effort to improve the investment process and potential returns of the Fund, Pax World Management LLC (the “Adviser”) has recommended and the Fund’s Board of Trustees (the “Board”) has approved changes to the Fund’s principal investment strategies to permit the Fund to follow a strategic beta strategy that weights stocks based on certain “quality” factors including profitability, consistency of earnings and risk (i.e., the historic volatility of a security relative to the overall market), as well as valuation, combined with Pax World’s proprietary ESG rating system, to be effective following shareholder approval of the proposed sub-advisory agreement. If shareholders approve the new sub-advisory agreement, it is expected that the Fund’s name will be changed to Pax ESG Beta Quality Fund.

At a meeting held on March 9-10, 2016, the Board approved a sub-advisory agreement between Aperio and the Adviser, the investment adviser to the Fund, with respect to the Fund (the “Agreement”) that would become effective upon shareholder approval. Therefore, you are being asked to approve the Agreement.

Q. What happens if the Agreement is not approved?

A.	If shareholders of the Fund do not approve the Agreement, the Board will take such action, if any, as it deems to be in the best interests of the Fund.

Q. How do the Trustees suggest that I vote?

A.
After careful consideration, the Trustees unanimously recommend that you vote “FOR” the Proposal. Please see “Board Considerations in Approving the Agreement” for a discussion of the Board’s considerations in making its recommendation.

Q. Will my vote make a difference?

A.
Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card may help save the costs of any further solicitations.

Q. How do I place my vote?

A.
You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund’s proxy solicitor, Computershare, toll-free at (866) 612-1829.

Q. Whom do I call if I have questions?

A.
We will be happy to answer your questions about this proxy solicitation. Please call the Fund’s proxy solicitor, Computershare, toll-free at (866) 612-1829 between 9:00 a.m. and 6:00 p.m., Eastern Time, Monday through Friday.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

PAX GROWTH FUND

a series of

PAX WORLD FUNDS SERIES TRUST I
30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON June 15, 2016

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Pax World Funds Series Trust I (the “Trust”) for use at the special meeting of shareholders of the Pax Growth Fund (the “Fund”), to be held on June 15, 2016 at 10:00 a.m. Eastern time at 30 Penhallow Street, Floor 2, Portsmouth, NH 03801 and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Fund at the close of business on April 1, 2016 (“Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about April 20, 2016.

The Trust currently offers four classes of shares of beneficial interest of the Fund (“Shares”): Institutional Class, Individual Investor Class, Class R and Class A Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of April 1, 2016 (the “Record Date”), the Fund had the following Shares issued and outstanding, respectively:

Share Class	Shares Issued and Outstanding
Institutional Class	2,361,489.059
Individual Investor Class	9,223,542.769
Class R	78,844.487
Class A	189,021.002

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) is referred to in this proxy statement as an “Independent Trustee.”

PROPOSAL — APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT

In an effort to improve the investment process and potential returns of the Fund, the Adviser has recommended and the Fund’s Board of Trustees (the “Board”) has approved changes to the Fund’s principal investment strategies to permit the Fund to follow a factor-based or smart beta strategy that weights stocks based on certain quality factors including profitability, consistency of earnings and risk (i.e., the historic volatility of a security relative to the overall market), plus Pax World’s proprietary ESG rating system, with consideration given to valuation, to be effective upon shareholder approval of the sub-advisory agreement. If shareholders approve the new sub-advisory agreement, it is expected that the Fund’s name will be changed to Pax ESG Beta Quality Fund.

Aperio Group, LLC (“Aperio”) is a leader in factor-based or smart beta investing with approximately $13.5 billion in assets under management, $2.5 billion of which are in smart beta strategies.

As discussed in greater detail below, at a meeting held on March 9-10, 2016 (the “March 2016 Meeting”), the Board approved an investment sub-advisory agreement between the Adviser and Aperio (the “Agreement”) that would become effective upon shareholder approval. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the Agreement to the Fund’s shareholders. Therefore, you are being asked to approve the Agreement.  Pax World Management LLC (the “Adviser”) has agreed to reduce its advisory fees from the Fund if the Agreement is approved from the current annual rate of 0.75% of the Fund’s average net assets to 0.65% of net assets and to change the fee structure of the Fund so that the new, lower advisory fee would be a unified fee.*   These changes would result in the overall expenses of the Fund (or Net Annual Fund Operating Expenses) changing from the rate of 0.99% (institutional class) and 1.24% (individual class) of the Fund’s average net assets for the last fiscal year to a lower annual rate of 0.65% (institutional class) and 0.90% (individual class) of net assets, which would reduce the expenses borne by Fund shareholders by approximately 0.34%, as a percentage of average net assets.

*The management fee would be a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

Required Vote

Shareholders of the Fund will vote separately on the Proposal. In general, the 1940 Act requires all new investment advisory agreements to be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a “1940 Act Majority”). Approval of the Proposal requires the affirmative vote of a 1940 Act Majority of the Fund’s Shares. Accordingly, the purpose of this Proxy Statement is to submit the Agreement to a vote of the Fund’s shareholders pursuant to the requirements of the 1940 Act described above.

Description of the Material Terms the Agreement

The Agreement will become effective with respect to the Fund upon its approval by the Fund’s shareholders. Set forth below is a summary of all material terms of the Agreement. The form of the Agreement is included as Appendix A. Although the summary of all material terms of the Agreement below is qualified in its entirety by reference to the form of Agreement included as Appendix A, shareholders should still read the summary below carefully.

Under the Agreement, Aperio will manage all of the securities and other assets of the Fund entrusted to it by the Adviser, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus, statement of additional information and investment guidelines. The Adviser is responsible for supervising and overseeing Aperio’s performance of its duties under the Agreement. The sub-advisory fee payable under the Agreement is paid by the Adviser, not the Fund. Under the Agreement, Aperio will be paid by the Adviser at the rate of 0.08% on the first $200 million in assets under management (“AUM”) of the Fund, 0.10% on the next $100 million (AUM of $200 million to $300 million), 0.12% on the next $100 million (AUM of $300 million to $400 million) and 0.15% on AUM in excess of $400 million. As noted above, Pax World Management LLC (the “Adviser”) has agreed to reduce its advisory fees from the Fund if the Agreement is approved from the current annual rate of 0.75% of the Fund’s average net assets to 0.65% of net assets and to change the fee structure of the Fund so that the new, lower advisory fee would be a unified fee.* These changes would result in the overall expenses of the Fund (or Net Annual Fund Operating Expenses) changing from the rate of 0.99% (institutional class) and 1.24% (individual class) of the Fund’s average net assets for the last fiscal year to a lower annual rate of 0.65% (institutional class) and 0.90% (individual class) of net assets, which would reduce the expenses borne by Fund shareholders by approximately 0.34%, as a percentage of average net assets.

*The management fee would be a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

Aperio shall, subject to the supervision of the Board, regularly manage the investment operations and a portion of the Fund’s assets which is allocated to Aperio from time to time by the Adviser (which portion may include any or all of the Fund’s assets), including the purchase, retention, and disposition thereof, in accordance with the Fund’s investment objectives, policies, restrictions, and sustainability criteria (as set forth in the Fund’s Prospectus).

The Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund.

The Agreement can be terminated (a) by the Trust, without the payment of any penalty, by vote of its Board or with respect to the Fund, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to Aperio; (b) by the Adviser, without the payment of any penalty, (i) upon 60 days’ written notice to Aperio; (ii) upon material breach by Aperio of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach; or (iii) immediately if, in the reasonable judgment of the Adviser, Aperio becomes unable to discharge its duties and obligations under the Agreement, including circumstances such as the insolvency of Aperio or other circumstances that could adversely affect the Fund. Aperio may terminate the Agreement at any time, without payment of any penalty, (1) upon 60 days’ written notice to the Adviser; or (2) upon material breach by the Adviser of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. The Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the investment advisory agreement between the Trust and the Adviser with respect to the Fund.

Information about Aperio

Aperio, located at Three Harbor Drive, Suite 315, Sausalito, California, 94965, is an investment adviser registered under the Investment Advisers Act of 1940, as amended.  As of December 31, 2015, Aperio had approximately $13.5 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of Aperio. The principal business address of each principal executive officer and director of Aperio is Three Harbor Drive, Suite 315, Sausalito, California, 94965.

Name	Position Held With Aperio
Patrick Geddes	Chief Executive Officer
Guy Lampard	Chief Business Development Officer
Ran Leshem	Chief Investment Officer
Robert Newman	Chief Client Experience Officer
Mark Nuti	Chief Financial Officer, Chief Compliance Officer
Paul Solli	Chief Marketing and Strategy Officer

No officers or directors of the Fund hold positions with Aperio.

Board Considerations in Approving the Agreement

In considering whether to approve the Agreement, the Board followed a process during which the Board, including the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund (the “Independent Trustees”), met with representatives of, and considered information provided by, the Adviser and Aperio. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion.

Nature, Extent and Quality of Services. In considering the Agreement, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the proposed advisory services to be provided to the Fund by Aperio. They considered the terms of the Agreement and received and considered information provided by management that described, among other matters:

•	the nature and scope of the advisory services proposed to be provided to the Fund and information regarding the experience, qualifications and adequacy of the personnel providing those services,
•	the investment program proposed to be used by Aperio to subadvise the Fund;
•	possible conflicts of interest and fall-out benefits, and
•	brokerage practices.

In addition to considering the Funds investment performance, The Trustees considered, among other matters, information concerning the investment philosophies and investment processes used by Aperio in managing the Fund as well as its in-house investment and sustainable research capabilities.

The Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement by Aperio was consistent with such Fund’s operational requirements; and that, overall, the nature, extent and quality of the services provided by Aperio to the Fund were sufficient to warrant approval of the Agreement.

Fund Performance. The Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Fund, comparing the Fund’s investment results with those of other mutual funds within its Lipper performance universe over the 1-, 3-, 5- and 10-year periods ended December 31, 2015. The Independent Trustees considered that the Growth Fund had underperformed its Lipper performance universe average for each period ended December 31, 2015. The Trustees, including the Independent Trustees, considered the extent to which the performance of the Fund might be comparable to that of other mutual funds in its Lipper performance universe.

The Trustees also considered performance information provided by Aperio for its U.S. Market Strategy, which Aperio represented had been managed in a style substantially similar to that proposed for the Fund, except that the Fund is expected to weight its holdings based on certain quality factors including profitability, consistency of earnings and risk (i.e., the volatility of a security relative to the overall market), plus Pax World’s proprietary ESG rating system, with consideration given to valuation.  The Trustees also considered back-tested performance information for the Fund’s new strategy provided by the Adviser and Aperio.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance information and investment process to be used by Aperio in managing the Fund was sufficient to support approval of the Agreement.

Fees and Other Expenses. The Trustees considered proposed subadvisory fees to be paid to Aperio by the Adviser, as well as the Fund’s distribution and service (Rule 12b-1) fees, “other expenses” and total expenses. In doing so, the Trustees reviewed information provided by management regarding the expenses of the Fund relative to a peer group identified by the Adviser as emphasizing smart beta strategies. The Trustees observed that the Fund’s advisory fees and total expenses would be generally in line with those of other mutual funds identified by the Adviser.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the fees and expenses to be charged represented reasonable compensation to Aperio in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the expected reduction in the fee payable under the Fund’s investment advisory agreement described above.

Costs of Services Provided and Profitability. The Trustees did not consider the profitability of the Agreement to Aperio because the structure of the Agreement is such that any profits to Aperio reduce the profitability of the Adviser, and the fees payable under the Agreement are the product of arm’s-length bargaining between Aperio and the Adviser.

Possible Fall-Out Benefits. The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to Aperio from its relationship with the Trust, including reputational and other “fall out” benefits.

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which Aperio may realize economies of scale or other efficiencies in managing and supporting the Fund. They noted that as assets increase, certain fixed costs may be spread across a larger asset base. They further noted that the rate at which subadvisory fees would be paid by the Adviser to Aperio would increase as the Fund’s assets increase, but that the rate at which fees would be paid by the Fund to the Adviser would not change as the Fund’s assets increase.

The Trustees concluded that the Fund’s overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and Aperio of any economies of scale or other efficiencies in the management of the Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including the factors described above, the Board, including the Independent Trustees, unanimously concluded that approval of the Agreement with respect to the Fund was in the best interests of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO
APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

Information about the Adviser

Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801, serves as the investment adviser to the Fund. The Adviser is an investment adviser registered under the Advisers Act. The Adviser succeeded to the business of Pax World Management Corp. on January 1, 2010. Pax World Management Corp. was originally organized in 1970. As of December 31, 2015, the Adviser had approximately $3.7 billion in assets under management. The Adviser currently manages investments for clients other than the Fund, and may continue to do so in the future. More than 75% of the Adviser’s capital stock is currently owned by PWM Corp. As a result, PWM Corp. may be deemed to “control” the Adviser.

For the fiscal year ending December 31, 2015, the Fund paid the Adviser $1,535,591 in advisory fees. As noted above, Pax World Management LLC (the “Adviser”) has agreed to reduce its advisory fees from the Fund if the Agreement is approved from the current annual rate of 0.75% of the Fund’s average net assets to 0.65% of net assets and to change the fee structure of the Fund so that the new, lower advisory fee would be a unified fee.*   These changes would result in the overall expenses of the Fund (or Net Annual Fund Operating Expenses) changing from the rate of 0.99% (institutional class) and 1.24% (individual class) of the Fund’s average net assets for the last fiscal year to a lower annual rate of 0.65% (institutional class) and 0.90% (individual class) of net assets, which would reduce the expenses borne by Fund shareholders by approximately 0.34%, as a percentage of average net assets.

*The management fee would be a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

Information about Other Service Providers

Distributor. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”), serves as the principal underwriter of the Fund’s shares pursuant to a distribution contract with the Trust. The Distributor has no obligation to buy the Fund’s shares, and purchases the Fund’s shares only upon receipt of orders from authorized financial services firms or investors.

Transfer Agent and Dividend Disbursing Agent. Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, MA 02169 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Fund. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account, and monthly inactive zero balance account fees. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

Payment of Expenses

The Fund will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. These expenses are expected to be approximately $55,000.00.

Commissions Paid to Affiliated Brokers

During the Fund’s most recently completed fiscal year ended December 31, 2015, the Fund did not pay any commissions to any affiliated brokers.

Beneficial Ownership of Shares

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Name and Address	Share Class	Number of Shares	Percent of Share Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANISCO CA 94105-1905	Individual Investor	1,616,970.837	17.53%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Individual Investor	569,082.762	6.17%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Institutional Class	324,566.537	13.74%

Name and Address	Share Class	Number of Shares	Percent of Share Class
RAYMOND JAMES & ASSOC INC FBO WENDY JAMES SELDON FAMILY TRUST ASHLAND OR 97520-3103	Institutional Class	149,095.285	6.31%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Institutional Class	129,279.472	5.47%
STRAFE & CO FBO THE SHADEK FAMILY FOUNDATION NEWARK DE 19714-6924	Institutional Class	122,086.438	5.17%
SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	Class R	32,673.081	41.44%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4774	Class R	24,033.297	30.48%
MATRIX TRUST COMPANY CUST. FBO FRANCISCAN FRIARS OF CA. 401(K) PLN 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	5,180.612	6.57%
MG TRUST COMPANY CUST FBO AMBIENT ENERGY 401 K PSP 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	4,109.408	5.21%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Class A	18,143.009	9.60%
STATE STREET BANK & TRUST CO CUST FOR THE IRA OF M ELIZABETH MAATTA OLYMPIA WA 98506-6901	Class A	12,412.382	6.57%
RBC CAPITAL MARKETS LLC 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4413	Class A	9,565.848	5.06%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees of the Trust, and/or on the records of the Trust’s transfer agent.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Fund’s annual report for the fiscal year ended December 31, 2015, shareholders of the Fund may call (800) 372-7827, write to the Fund at: P.O. Box 55370, Boston, MA 02205-5370, or visit the Fund’s website at www.paxworld.com.

Submission of Shareholder Proposals

The Trust is organized as open-end management investment company under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund’s proxy solicitor, Computershare, toll-free at (866) 612-1829.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the Fund.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Fund holding 30% of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

As used above, “broker non-votes” relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy, whether or not a quorum is present. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. The Fund will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

By Order of the Trustees,

/s/ Joseph F. Keefe
Joseph F. Keefe
Chief Executive Officer

Appendix A

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

Agreement made as of the day of by and between Pax World Management LLC, a Delaware limited liability company ("Manager"), and Aperio Group, LLC (“Subadviser").

WHEREAS the Fund listed in Schedule A is a series of a Massachusetts business trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

WHEREAS Manager has entered into an investment management agreement (the "Management Agreement") with the Fund pursuant to which Manager provides investment advisory services to the Fund.

WHEREAS Manager and the Fund each desire to retain Subadviser to provide investment advisory services to the Fund, and Subadviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1.	Subadviser's Duties.

(a)	Portfolio Management. Subject to supervision by Manager and the Fund's Board of Trustees (the "Board"), Subadviser shall manage the investment operations and the composition of that portion of assets of the Fund which is allocated to Subadviser from time to time by Manager (the “Assets”)(which portion may include any or all of the Fund's assets), including the purchase, retention, and disposition thereof, in accordance with the Fund's investment objectives, policies, restrictions, and sustainability criteria (as set forth in the Fund’s Prospectus) and subject to the following understandings:

(i)	Investment Decisions. Subadviser shall determine from time to time what investments and securities will be purchased, retained, or sold with respect to the Assets, and what portion of such Assets will be invested or held uninvested as cash. Such determinations shall always be made in accordance with the Fund's Prospectus and Statement of Additional Information ("SAI"), including the sustainability criteria of the Fund. Subadviser is prohibited from consulting with any other subadviser of the Fund concerning transactions of the Fund in securities or other assets, other than for purposes of complying with the conditions of Rule 12d3-1(a) or (b) under the 1940 Act.

(ii)	Investment Limits. In the performance of its duties and obligations under this Agreement, Subadviser shall act in conformity with applicable limits and requirements, as amended from time to time, as set forth in the (A) Fund's Prospectus and SAI, including the sustainability criteria of the Fund; (B) instructions and directions of Manager and of the Board; (C) requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, as applicable to the Fund, and all other applicable federal and state laws and regulations; and (D) the procedures and standards set forth in, or established in accordance with, the Management Agreement to the extent communicated to Subadviser.

(iii)	Portfolio Transactions.

(A)	Trading. With respect to the securities and other investments to be purchased or sold for the Fund, Subadviser shall place orders with or through such persons, brokers, dealers, or futures commission merchants (including, but not limited to, broker-dealers that are affiliated with Manager or Subadviser) as may be selected by Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund's Prospectus and SAI, or approved by the Board; conform with federal securities laws; and be consistent with seeking best execution. Within the framework of this policy, Subadviser may, to the extent permitted by applicable law, consider all factors that it deems relevant, including but not limited to, the research provided by, and the financial responsibility of, brokers, dealers, or futures commission merchants who may effect, or be a party to, any such transaction or other transactions to which Subadviser's other clients may be a party.

(B)	Aggregation of Trades. On occasions when Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to seek best execution. In such event, Subadviser will make allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)	Records and Reports. Subadviser (A) shall maintain such books and records as are required based on the services provided by Subadviser pursuant to this Agreement under the 1940 Act and as are necessary for Manager to meet its record keeping obligations generally set forth under Section 31 and related rules thereunder, (B) shall render to the Board such periodic and special reports as the Board or Manager may reasonably request in writing, and (C) shall meet with any persons at the request of Manager or the Board for the purpose of reviewing Subadviser's performance under this Agreement at reasonable times and upon reasonable advance written notice.

(v)	Transaction Reports. On each business day Subadviser shall provide to the Fund's custodian and the Fund’s administrator information relating to all transactions concerning the Fund's assets and shall provide Manager with such information upon Manager's request.

(b)	Compliance Program and Ongoing Certification(s). As requested, Subadviser shall timely provide to Manager (i) information and commentary for the Fund's annual and semi-annual reports, in a format approved by Manager, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the portion of the Fund allocated to Subadviser under this Agreement, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading, and (B) provide additional certifications related to Subadviser's management of the Fund in order to support the Fund's filings on Form N-CSR and Form N-Q, and the Fund's Principal Executive Officer's and Principal Financial Officer's certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) a quarterly sub-certification with respect to compliance matters related to Subadviser and the Subadviser's management of the Fund, in a format reasonably requested by Manager, as it may be amended from time to time; and (iii) an annual certification from the Subadviser's Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940 (the "Advisers Act"), or his or her designee, with respect to the design and operation of Subadviser's compliance program, in a format reasonably requested by Manager.

(c)	Maintenance of Records. Subadviser shall timely furnish to Manager all information relating to Subadviser's services hereunder which are needed by Manager to maintain the books and records of the Fund required under the 1940 Act. Subadviser shall maintain for the Fund the records required by paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act and any additional records as agreed upon by Subadviser and Manager. Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and Subadviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that Subadviser may retain a copy of such records. Subadviser further agrees to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)	Fidelity Bond and Code of Ethics. Subadviser will provide the Fund with reasonable evidence that, with respect to its activities on behalf of the Fund, Subadviser maintains (i) adequate fidelity bond insurance and (ii) an appropriate Code of Ethics and related reporting procedures.

(e)	Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Fund all information furnished to the Fund and/or Manager by the Sub-Adviser, in connection with its duties under the Agreement; except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law; if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or Fund.

2.	Manager's Duties. Manager shall oversee and review Subadviser's performance of its duties under this Agreement. Manager shall also retain direct portfolio management responsibility with respect to any assets of the Fund that are not allocated by it to the portfolio management of Subadviser as provided in paragraph 1(a) hereof or to any other subadviser, including all determinations regarding eligibility for the Fund in accordance with the Manager’s sustainability criteria. Manager will periodically provide to Subadviser a list of the affiliates of Manager or the Fund (other than affiliates of Subadviser) to which investment restrictions apply, and will specifically identify in writing (a) all publicly traded companies in which the Fund may invest, in accordance with the sustainability criteria of the Fund, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Fund.

3.	Documents Provided to Subadviser. Manager has delivered or will deliver to Subadviser current copies and supplements thereto of the Fund’s Prospectus and SAI, and will promptly deliver to it all future amendments and supplements, if any.

4.	Compensation of Subadviser. Subadviser will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Fund. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay to Subadviser, effective from the date of this Agreement, a fee which shall be accrued daily and paid monthly, on or before the last business day of the next succeeding calendar month, based on the Fund's assets allocated to Subadviser under this Agreement at the annual rates as a percentage of such average daily net assets set forth in the attached Schedule A, which Schedule may be modified from time to time upon mutual written agreement of the parties to reflect changes in annual rates, subject to any approvals required by the 1940 Act. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s average daily assets allocated to Subadviser under this Agreement shall be computed at the times and in the manner specified in the Fund’s Prospectus or Statement of Additional Information as from time to time in effect. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such partial month bears to the full month in which such effectiveness or termination occurs.

5.	Liability of Subadviser. Subadviser agrees to perform faithfully the services required to be rendered by Subadviser under this Agreement, but nothing herein contained shall make Subadviser or any of its officers, partners, or employees liable for any loss sustained by the Fund or its officers, directors, or shareholders, Manager, or any other person on account of the services which Subadviser may render or fail to render under this Agreement; provided, however, that nothing herein shall protect Subadviser against liability to the Fund or to any of its shareholders, to which Subadviser would otherwise be subject, by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect Subadviser from any liabilities that it may have under the Securities Act of 1933, as amended, (the "1933 Act") or the 1940 Act. Subadviser does not warrant that the portion of the assets of the Fund managed by Subadviser will achieve any particular rate of return or that its performance will match that of any benchmark index or other standard or objective.

6.	Representations of Subadviser. Subadviser represents and warrants as follows:

(a)	Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide promptly notice of any material violations relating to the Fund to Manager; (v) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Agreement; and (vii) will promptly notify Manager of the occurrence of any event that would disqualify Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Manager with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of Subadviser shall certify to Manager that Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of Subadviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c)	Subadviser has provided Manager with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently deemed to be filed with the Securities and Exchange Commission (“SEC”), and promptly will furnish a copy of all amendments thereto to Manager.

(d)	Subadviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or Manager, or any of their respective affiliates in offering, marketing, or other promotional materials without the prior written consent of Manager, which consent shall not be unreasonably withheld.

7.	Representations of Manager. Manager represents and warrants as follows:

(a)	Manager (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Subadviser of the occurrence of any event that would disqualify Manager from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	Manager agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with Subadviser, or any of its affiliates in offering, marketing, or other promotional materials without the prior written consent of Subadviser, which consent shall not be unreasonably withheld.

8.	Liability and Indemnification.

(a)	Except as may otherwise be provided by the 1940 Act or any other federal securities law, Subadviser, any of its affiliates, and any of the officers, partners, employees, consultants, or agents thereof shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by the Fund, Manager, or any affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, "Fund and Manager Indemnitees") as a result of any error of judgment or mistake of law by Subadviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of Subadviser for, and Subadviser shall indemnify and hold harmless the Fund and Manager Indemnitees against, any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund and Manager Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard, or negligence of Subadviser in the performance of any of its duties or obligations hereunder; (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to Manager or the Fund by the Subadviser Indemnitees (as defined below) for use therein; or (iii) any violation of federal or state statutes or regulations by Subadviser. It is further understood and agreed that Subadviser may rely upon information furnished to it by Manager that it reasonably believes to be accurate and reliable. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which Manager may have under any securities laws.

(b)	Except as may otherwise be provided by the 1940 Act or any other federal securities law, Manager and the Fund shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by Subadviser or any of its affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Subadviser Indemnitees") as a result of any error of judgment or mistake of law by Manager with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of Manager for, and Manager shall indemnify and hold harmless the Subadviser Indemnitees against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of Manager in the performance of any of its duties or obligations hereunder; (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission concerned the Subadviser and was made in reliance upon written information furnished to Manager or the Fund by a Subadviser Indemnitee for use therein, or (iii) any violation of federal or state statutes or regulations by Manager or the Fund.

(c)	After receipt by Manager or Subadviser, its affiliates, or any officer, director, employee, or agent of any of the foregoing, entitled to indemnification as stated in (a) or (b) above ("Indemnified Party") of notice of the commencement of any action, if a claim in respect thereof is to be made against any person obligated to provide indemnification under this section ("Indemnifying Party"), such Indemnified Party shall notify the Indemnifying Party in writing of the commencement thereof as soon as practicable after the summons or other first written notification giving information about the nature of the claim that has been served upon the Indemnified Party; provided that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability under this section, except to the extent that such Indemnifying Party is damaged as a result of the failure to give such notice. The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel satisfactory to the Indemnified Party to represent the Indemnified Party in the proceeding, and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (2) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation by both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

9.	Duration and Termination.

(a)	Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of more than two years from the date written above only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of 12 months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Board members who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, and (ii) by the Board or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

(b)	Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on 60 days' written notice to Subadviser. This Agreement may also be terminated, without the payment of any penalty, by Manager (i) upon 60 days' written notice to Subadviser; (ii) upon material breach by Subadviser of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; or (iii) immediately if, in the reasonable judgment of Manager, Subadviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as the insolvency of Subadviser or other circumstances that could adversely affect the Fund. Subadviser may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days' written notice to Manager; or (2) upon material breach by Manager of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

(c)	In the event of termination of the Agreement, those paragraphs of the Agreement which govern conduct of the parties' future interactions with respect to the Subadviser having provided investment management services to the Fund for the duration of the Agreement, including, but not limited to, paragraphs 1(a)(iv)(A), 1(d), 1(e), 5, 8(a), 8(b), 8(c), 15, 17, and 18, shall survive such termination of the Agreement.

10.	Subadviser's Services Are Not Exclusive. Nothing in this Agreement shall limit or restrict the right of Subadviser or any of its partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, or limit or restrict Subadviser’s right to engage in any other business or to render services of any kind to any other mutual fund, corporation, firm, individual, or association.

11.	References to Subadviser. During the term of this Agreement, Manager agrees to furnish to Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Fund or the public, which refer to Subadviser or its clients in any way, prior to use thereof and not to use such material if Subadviser reasonably objects in writing ten business days (or such other time as may be mutually agreed upon) after receipt thereof. Sales literature may be furnished to Subadviser hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

12.	Notices. Any notice under this Agreement must be given in writing as provided below or to another address as either party may designate in writing to the other.

Subadviser:

Patrick Geddes, CEO
Aperio Group LLC
Three Harbor Drive, Suite 315
Sausalito, CA 94965
Tel: 415-339-4313
Fax: 415-339-4301

with a copy to:

Mark Nuti, CFO & CCO
Aperio Group LLC
Three Harbor Drive, Suite 315
Sausalito, CA 94965
Tel: 415-339-4295
Fax: 415-339-4301

Manager:

Joe Keefe, CEO
Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
Fax – 603-431-9175

with a copy to:

John Boese, CCO
Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
Fax – 603-431-9175

13.	Amendments. This Agreement may be amended by mutual agreement of the parties in writing, subject to approval by the Board and the Fund's shareholders to the extent required by the 1940 Act.

14.	Assignment. No assignment of this Agreement (as defined in the 1940 Act) shall be made by Subadviser without the prior written consent of the Fund and Manager. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers, or employees of Manager or Subadviser except as may be provided to the contrary in the 1940 Act or the rules and regulations thereunder.

15.	Governing Law. This Agreement, and, in the event of termination of the Agreement, those paragraphs that survive such termination of the Agreement under paragraph 9, shall be governed by the laws of the State of New Hampshire without giving effect to the conflicts of laws principles thereof, or any applicable provisions of the 1940 Act. To the extent that the laws of the State of New Hampshire, or any of the provision of this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

16.	Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.

17.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement and, in the event of termination of the Agreement, those paragraphs that survive such termination of the Agreement under paragraph 9, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16.	Interpretation. Any questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision in the 1940 Act and to interpretation thereof, if any, by the federal courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

17.	Headings. The headings in this Agreement are intended solely as a convenience and are not intended to modify any other provision herein.

18.	Relationship of the Parties. The relationship between the parties will be that of independent contractors. Nothing contained in this Agreement will be construed to imply a principal-agent relationship or joint relationship, and neither party will have the right to bind or create any obligation, express or implied, on behalf of the other party.

19.	Authorization. Each of the parties represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action by such party and when so executed and delivered, this Agreement will be the valid and binding obligation of such party in accordance with its terms.

The remainder of this page is left intentionally blank

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Pax World Management LLC

By:

Name:

Title:

Aperio Group, LLC

By:

Name:

Title:

SCHEDULE A

Fund: Pax ESG Beta Quality Fund

Compensation pursuant to Paragraph 4 of Subadvisory Agreement shall be:

8 bps on first $200M of AUM
10 bps on next $100M ($200M - $300M)
12 bps on next $100M ($300M - $400M)
15 bps for AUM over $400M

These rates apply to the average daily net assets that are subject to the Subadviser's investment discretion in the Pax ESG Beta Quality Fund.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
30 Penhallow Street, 2nd Floor,
Portsmouth, NH 03801
on June 15, 2016

Please detach at perforation before mailing.

PROXY | PAX WORLD FUNDS SERIES TRUST I | PROXY

PAX WORLD FUNDS SERIES TRUST I
PAX GROWTH FUND
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 15, 2016

The undersigned shareholder of Pax Growth Fund (the "Fund") hereby appoints Joseph F. Keefe and John A. Boese, and each of them, as Attorneys and Proxies of the undersigned, with full power of substitution, to vote all shares of the Fund standing in the name of the undersigned at the close of business on April 1, 2016 at the Special Meeting of Shareholders of the Fund to be held at 30 Penhallow Street, Floor 2, Portsmouth, NH 03801 on June 15, 2016, at 10:00 am, Eastern Time and at all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and powers thereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting, and vote and act on any other matter which may properly come before the meeting, in their discretion. The undersigned acknowledges receipt of the notice of the meeting and the Proxy Statement, which describes in further detail the matters set forth on this proxy card.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSAL LISTED HEREIN UNLESS OTHERWISE INDICATED.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

____
Signature and Title, if applicable

____
Signature (if held jointly)

____
Date

PAX_27714_033116

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for
Pax Growth Fund
Special Shareholder Meeting to Be Held on June 15, 2016
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/pax-27714

.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■

The meeting has been called for the following purposes:

2. To transact such other business as may properly come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PAX_27714_033116